Exhibit 10.13

FOURTH AMENDMENT

TO

OMNIBUS LEASE RESOLUTION AGREEMENT

THIS FOURTH AMENDMENT TO OMNIBUS LEASE RESOLUTION AGREEMENT (this “Fourth Amendment”) is entered into as of April 6, 2011 and made effective as of January 1, 2011, by and among (i) PREMIER GOLF MANAGEMENT, INC., a Delaware corporation (“PGMI”), (ii) JOE R. MUNSCH, an individual (“Munsch”), (iii) those entities set forth on Schedule 1 attached to this Amendment (each individually, a “Landlord” and, collectively, the “Landlords”), (iv) CNL INCOME PARTNERS, LP, a Delaware limited partnership (“CNL” and, collectively with the Landlords, the “CNL Parties”), and (v) and EVERGREEN ALLIANCE GOLF LIMITED, L.P., a Delaware limited partnership (“Tenant” and, collectively, with PGMI and Munsch, the “PGMI Parties”) (PGMI, Munsch, each Landlord, CNL and Tenant, individually, a “Party” and, collectively, the “Parties”).

R E C I T A L S

WHEREAS, the Parties entered into that certain Omnibus Lease Resolution Agreement dated as of October 29, 2008 (the “Original Omnibus Agreement”), as amended by that certain First Amendment to Omnibus Lease Resolution Agreement dated as of December 30, 2008, as further amended by that certain Second Amendment to Omnibus Lease Resolution Agreement dated as of February 5, 2009, and as further amended by that certain Third Amendment to Omnibus Lease Resolution Agreement dated as of March 27, 2009 (the “Third Amendment” and, collectively with the Original Omnibus Agreement and the foregoing amendments thereto, the “Omnibus Agreement); and

WHEREAS, the Parties desire to enter into this Fourth Amendment for the purpose of memorializing and confirming their understandings and agreements relative to amendments and modifications to the terms and provisions in the Omnibus Agreement; and

WHEREAS, all defined terms used in this Fourth Amendment, as indicated by the initial capitalization thereof, shall, unless otherwise expressly defined herein, have the same meaning ascribed thereto in the Omnibus Agreement or the Amended and Restated Leases (as defined in the Third Amendment), as applicable.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Notices to CNL Party(ies). With respect to all notices to be addressed to a CNL Party or the CNL Parties, the applicable portion of Section 18(a)(i) of the Original Omnibus Agreement shall be amended in its entirety to read as follows:

“if to a CNL Party or the CNL Parties:	c/o CNL Lifestyle Properties, Inc. 450 S. Orange Avenue Orlando, Florida 32801
	Attention:	Tammie A. Quinlan, Chief Financial Officer, and Holly Greer, Vice President and Associate General Counsel
Fax: (407) 540-2544
Phone: (407) 650-1000”

2. Minimum Rent Reductions.

(a) The first paragraph of Section 3 (Minimum Rent Reductions) of Exhibit C to the Third Amendment shall be amended in its entirety to read as follows:

“The Leases shall be revised to reflect that the Lease Rate upon which Minimum Rent is calculated shall be 6.25% for the period commencing on the effective date of the Amended and Restated Leases and ending on December 31, 2009. The Lease Rate for all Amended and Restated Leases shall be subject to annual adjustment in accordance with the schedule attached hereto as Exhibit C-1 based upon the aggregate Total Facility Revenue thresholds set forth in Exhibit C-1; provided, however, that (a) the Lease Rate shall be subject to a floor rate, with such floor rate to increase annually in accordance with the “Lease Rate Floor Schedule” table set forth on Exhibit C-1, regardless of the amount of Total Facility Revenues for the applicable Lease Year (each, a “Minimum Rent Lease Rate Floor”), and (b) the Minimum Rent Lease Rate cap shall be 9.50% (the “Minimum Rent Lease Rate Cap”). Commencing in Lease Year 2011 and for each Lease Year thereafter, the Lease Rate under the Amended and Restated Leases shall be the greater of (i) the Lease Rate depicted in the “Minimum Rent Schedule” on Exhibit C-1 based upon the aggregate Total Facility Revenues for the immediately preceding Lease Year, or (ii) the Lease Rate depicted in the “Minimum Rent Lease Rate Floor Schedule” on Exhibit C-1 for the then current Lease Year. By way of example: if aggregate Total Facility Revenues for Lease Year 2012 are $144,000,000.00, then the Lease Rate for Lease Year 2013 shall be 5.50%; and if aggregate Total Facility Revenues for Lease Year 2012 are $137,000,000.00, then the Lease Rate for Lease Year 2013 shall be 5.25%, and not 5.00%, because the Minimum Rent Lease Rate Floor for Lease Year 2013 is 5.25%.”

(b) Exhibit C-1 (Minimum Rent Lease Rate/Annual Capex Reserve Percentage Schedules) to the Third Amendment shall be amended in its entirety to read set forth on “Exhibit C-1 (Minimum Rent Lease Rate/Annual Capex Reserve Percentage Schedules)” attached to this Third Amendment.

3. Landlords’ Termination Rights. Section 4(i) of Exhibit C to the Third Amendment shall be amended in its entirety to read as follows:

“The Leases shall be revised to reflect that, at any time during the first five (5) Lease Years after the effective date of the Amended and Restated Leases, Landlords shall have the right to terminate up to twenty-five (25) of the Amended and Restated Leases, to be selected by Landlords in their sole and absolute discretion, at no cost to Landlords.”

4. Required Variable Security Deposit Reserve Balance Schedule to the Amended and Restated Leases. Exhibit D (Required Variable Security Deposit Reserve Balance Schedule) to the Third Amendment shall be amended in its entirety to read as set forth on the replacement “Exhibit D (Required Variable Security Deposit Reserve Balance Schedule)” attached to this Fourth Amendment.

5. Ratification. The terms and provisions in the Omnibus Agreement are deemed amended if and to the extent inconsistent with the terms and provisions in this Fourth Amendment. Otherwise, the terms and provisions in the Omnibus Agreement are hereby ratified and confirmed by the Parties.

6. Binding Effect. This Fourth Amendment shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

7. No Other Amendment. Except as modified herein, all other terms and conditions of the Omnibus Agreement shall continue in full force and effect.

8. Execution of Fourth Amendment. A Party may deliver executed signature pages to this Fourth Amendment by facsimile or electronic transmission to the other Party, which facsimile or electronic copy shall be deemed to be an original executed signature page. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties hereto had signed the same signature page.

Signatures appear on following pages.

IN WITNESS WHEREOF, each Party has caused this Fourth Amendment to be executed and delivered in its name by a duly authorized officer as of the date first set forth above.

PGMI PARTIES

PGMI:	PREMIER GOLF MANAGEMENT, INC., a Delaware corporation

/s/ Lynn Marie Mallery
	Name:	Lynn Marie Mallery
	Title:	Vice President

MUNSCH:	/s/ Joe R. Muncsh
JOE R. MUNSCH, individual

TENANT:	EVERGREEN ALLIANCE GOLF LIMITED, L.P., a Delaware limited partnership

	By:	PREMIER GOLF EAGL GP, L.L.C., a Delaware limited liability company, General Partner

	By:	/s/ Lynn Marie Mallery
		Name:	Lynn Marie Mallery
		Title:	Vice President

CNL PARTIES

LANDLORDS:	CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Holly Greer
		Name:	Holly Greer
		Title:	Vice President

CNL INCOME EAGL WEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Holly Greer
		Name:	Holly Greer
		Title:	Vice President

CNL INCOME EAGL NORTH GOLF, LLC, a Delaware limited liability company

	By:	/s/ Holly Greer
		Name:	Holly Greer
		Title:	Vice President

CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Holly Greer
		Name:	Holly Greer
		Title:	Vice President

CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company

	By:	/s/ Holly Greer
		Name:	Holly Greer
		Title:	Vice President

CNL INCOME EAGL LEASEHOLD GOLF, LLC, a Delaware limited liability company

	By:	/s/ Holly Greer
		Name:	Holly Greer
		Title:	Vice President

CNL INCOME EAGL MEADOWLARK, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME EAGL LAS VEGAS, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME CANYON SPRINGS, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME FOSSIL CREEK, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME PLANTATION, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME CLEAR CREEK, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME LAKE PARK, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME MANSFIELD, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME MESA DEL SOL, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME LAKERIDGE, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME ROYAL MEADOWS, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME PAINTED HILLS, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME FOX MEADOW, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME WEYMOUTH, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

CNL INCOME SIGNATURE OF SOLON, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name: Title:	Holly Greer Vice President

GRAPEVINE GOLF CLUB, L.P., a Delaware limited partnership

	By:	GRAPEVINE GOLF, L.L.C., a Delaware limited liability company, General Partner

	By:	/s/ Holly Greer
		Name: Title:	Holly Greer Vice President

CNL:	CNL INCOME PARTNERS, LP, a Delaware limited partnership

	By:	CNL INCOME GP CORP., a Delaware corporation

	By:	/s/ Holly Greer
		Name: Title:	Holly Greer Vice President

SCHEDULE 1

LANDLORDS

1.	CNL Income Canyon Springs, LLC, a Delaware limited liability company

2.	CNL Income Cinco Ranch, LLC, a Delaware limited liability company

3.	CNL Income Fossil Creek, LLC, a Delaware limited liability company

4.	CNL Income Plantation, LLC, a Delaware limited liability company

5.	CNL Income Clear Creek, LLC, a Delaware limited liability company

6.	CNL Income Lake Park, LLC, a Delaware limited liability company

7.	CNL Income Mansfield, LLC, a Delaware limited liability company

8.	CNL Income Mesa Del Sol, LLC, a Delaware limited liability company

9.	CNL Income Lakeridge, LLC, a Delaware limited liability company

10.	CNL Income Royal Meadows, LLC, a Delaware limited liability company

11.	CNL Income Painted Hills, LLC, a Delaware limited liability company

12.	CNL Income Fox Meadow, LLC, a Delaware limited liability company

13.	CNL Income Weymouth, LLC, a Delaware limited liability company

14.	CNL Income Signature of Solon, LLC, a Delaware limited liability company

15.	Grapevine Golf Club, LP, a Delaware limited partnership

16.	CNL Income EAGL Southwest Golf, LLC, a Delaware limited liability company

17.	CNL Income EAGL West Golf, LLC, a Delaware limited liability company

18.	CNL Income EAGL North Golf, LLC, a Delaware limited liability company

19.	CNL Income EAGL Midwest Golf, LLC, a Delaware limited liability company

20.	CNL Income EAGL Mideast Golf, LLC, a Delaware limited liability company

21.	CNL Income EAGL Leasehold Golf, LLC, a Delaware limited liability company

22.	CNL Income EAGL Meadowlark, LLC, a Delaware limited liability company

23.	CNL Income EAGL Las Vegas, LLC, a Delaware limited liability company

“EXHIBIT C-1

MINIMUM RENT/ANNUAL CAPEX RESERVE PERCENTAGE SCHEDULES

Minimum Rent Lease Rate/Annual Capex Reserve Schedule:

Tranches	Minimum Aggregate Annual Total Facility Revenues ($):	Maximum Aggregate Annual Total Facility Revenues ($):	Lease Rate:	Annual Capex Reserve Percentage
Tranche 1	0	130,238,095	4.25%	2.00%
Tranche 2	130,238,096	133,476,190	4.50%	2.10%
Tranche 3	133,476,191	136,714,286	4.75%	2.20%
Tranche 4	136,714,287	139,952,381	5.00%	2.30%
Tranche 5	139,952,382	143,190,476	5.25%	2.40%
Tranche 6	143,190,477	146,428,571	5.50%	2.50%
Tranche 7	146,428,571	149,666,667	5.75%	2.60%
Tranche 8	149,666,668	152,904,762	6.00%	2.70%
Tranche 9	152,904,763	156,142,857	6.25%	2.80%
Tranche 10	156,142,858	159,380,952	6.50%	2.90%
Tranche 11	159,380,953	162,619,048	6.75%	3.00%
Tranche 12	162,619,049	165,857,143	7.00%	3.00%
Tranche 13	165,857,144	169,095,238	7.25%	3.10%
Tranche 14	169,095,239	172,333,333	7.50%	3.20%
Tranche 15	172,333,334	175,571,429	7.75%	3.30%
Tranche 16	175,571,430	178,809,524	8.00%	3.40%
Tranche 17	178,809,525	182,047,619	8.25%	3.50%
Tranche 18	182,047,620	185,285,714	8.50%	3.60%
Tranche 19	185,285,715	188,523,810	8.75%	3.70%
Tranche 20	188,523,811	191,761,905	9.00%	3.80%
Tranche 21	191,761,906	195,000,000	9.25%	3.90%
Tranche 22	195,000,001	Above 195,000,001	9.50%	4.00%

Minimum Rent Lease Rate Floor Schedule:

Floor	Year
5.25%	Year 2 (2010)
4.25%	Year 3 (2011)
4.75%	Year 4 (2012)
5.25%	Year 5 (2013)
5.75%	Year 6 (2014)
6.25%	Year 7 (2015)

6.45%	Year 8 (2016)
6.65%	Year 9 (2017)
6.85%	Year 10 (2018)
7.05%	Year 11 (2019)
7.25%	Year 12 (2020)
7.45%	Year 13 (2021)
7.65%	Year 14 (2022)
7.85%	Year 15 (2023)
8.05%	Year 16 (2024)
8.25%	Year 17 (2025)
8.45%	Year 18 (2026)
8.65%	Year 19 (2027)
8.85%	Year 20 (2028)”

“EXHIBIT D

REQUIRED VARIABLE SECURITY DEPOSIT BALANCE SCHEDULE

Accounting Period	Required Variable Security Deposit Balance ($)
February 2009	1,450,000
March 2009	1,950,000
April 2009	3,975,000
May 2009	6,300,000
June 2009	8,850,000
July 2009	9,435,000
August 2009	9,435,000
September 2009	9,350,000
October 2009	8,930,000
November 2009	7,505,000
December 2009	4,940,000
January 2010	4,900,000
February 2010	6,700,000
March 2010	5,700,000
April 2010	5,200,000
May 2010	5,200,000
June 2010	3,500,000
July 2010	3,500,000
August 2010	3,500,000
September 2010	2,500,000
October 2010 and each month thereafter through December 2015	1,500,000
January 2016 and each month thereafter	10,000,000”